UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

HYDRIL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-31579	95-2777268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Sam Houston Parkway East Houston, Texas	77032-3411
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 449-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Our news release dated October 30, 2006 concerning third quarter 2006 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

None of the information furnished in Item 2.02 and the accompanying Exhibit 99.1 will be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1      News release issued by Hydril Company dated October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRIL COMPANY

Date: October 31, 2006
	By:	/s/ Chris D. North
Chris D. North Chief Financial Officer

Index to Exhibits

99.1      News release issued by Hydril Company dated October 30, 2006.